                                                                EXHIBIT 10.16(a)

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                      CONTRACT TO BUY AND SELL REAL ESTATE
                          (VACANT LAND - FARM - RANCH)

                                                         Date: January 29, 2002
                                                               ----------------

1. AGREEMENT. Buyer agrees to buy and the undersigned Seller agrees to sell the Property defined below on the terms and conditions set forth in this contract

2. DEFINED TERMS.

         a. Buyer. Buyer,

         Roger Hurst and/or assigns

will take title to the real property described below as [ ] Joint Tenants
[ ] Tenants In Common [ ] Other

n/a
--------------------------------------------------------------------------------

         b. Property. The Property is the following legally described real estate: To be platted as Lots 1, Brookside Business Center Filing #5, City of Castle Rock

in the County of Douglas , Colorado, commonly known as No.
South Perry Street, Castle Rock, CO 80104

together with the interests, easements, rights, benefits, improvements and attached fixtures appurtenant thereto, all interest of Seller in vacated streets and alleys adjacent thereto, except as herein excluded.

         c. Dates and Deadlines.

ITEM NO.   REFERENCE     EVENT                                     DATE OR DEADLINE
--------   -----------   ---------------------------------------   ------------------

1          Section 5a    Loan Application Deadline                 n/a

2          Section 5b    Loan Commitment Deadline                  n/a

3          Section 5c    Buyer's Credit Information Deadline       n/a

4          Section 5c    Disapproval of Buyer's Credit Deadline    n/a

5          Section 5d    Existing Loan Documents Deadline          n/a

6          Section 5d    Objection to Existing Loan Deadline       n/a

7          Section 5d    Approval of Loan Transfer Deadline        n/a

8          Section 6a    Appraisal Deadline                        n/a

9          Section 7a    Title Deadline                            February 11, 2002

10         Section 7a    Survey Deadline                           February 22, 2002

11         Section 7b    Document Request Deadline                 February 22, 2002

12         Section 8a    Title Objection Deadline                  February 22, 2002

13         Section 8b    Off-Record Matters Deadline               February 11, 2002

14         Section 8b    Off-Record Matters Objection Deadline     February 22, 2002

15         Section 10    Seller's Property Disclosure Deadline     n/a

16         Section 10a   Inspection Objection Deadline             March 15, 2002

17         Section 10b   Resolution Deadline                       n/a

18         Section 11    Closing Date                              April 25, 2002

19         Section 16    Possession Date                           April 25, 2002

20         Section 16    Possession Time                           Time of Closing

21         Section 28    Acceptance Deadline Date                  February 08, 2002

22         Section 28    Acceptance Deadline Time                  5:00 p.m.

d. Attachments. The following exhibits, attachments and addenda are a part of this contract: Addendum to Contract.

e. Applicability of Terms. A check or similar mark in a box means that such provision is applicable. The abbreviation "N/A" means not applicable.

3. INCLUSIONS AND EXCLUSIONS.

         a. The Purchase Price includes the following items (Inclusions):

                  (1) Fixtures. If attached to the Property on the date of this contract, lighting, heating, plumbing, ventilating, and air conditioning fixtures, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, sprinkler systems and controls; and
n/a
--------------------------------------------------------------------------------

                  (2) Other Inclusions. If on the Property whether attached or not on the date of this contract: storm windows, storm doors, window and porch shades, awnings, blinds, screens, window coverings, curtain rods, drapery rods, storage sheds, and all keys. Check box if included: [ ] Smoke/Fire Detectors,
[ ] Security Systems; and
n/a
--------------------------------------------------------------------------------

                  (3) Trade Fixtures. With respect to trade fixtures, Seller and Buyer agree as follows:
n/a
--------------------------------------------------------------------------------

                  (4) Water Rights. The following legally described water
rights:
n/a
--------------------------------------------------------------------------------

                  (5) Growing Crops. With respect to the growing crops Seller and Buyer agree as follows:
n/a
--------------------------------------------------------------------------------

         b. Instruments of Transfer. The Inclusions are to be conveyed at Closing free and clear of all taxes, liens and encumbrances, except as provided in Section 12. Conveyance shall be by bill of sale or other applicable legal instrument(s). Any water rights shall be conveyed by _______ deed or other applicable legal instrument(s).

         c. Exclusions. The following attached fixtures are excluded from this sale:
n/a
--------------------------------------------------------------------------------

4. PURCHASE PRICE AND TERMS. The Purchase Price set forth below shall be payable in U.S. Dollars by Buyer as follows:

ITEM
NO.        REFERENCE    EVENT                         AMOUNT           AMOUNT
-----      ----------   ---------------------------   --------------   ------------

1          Section 4    Purchase Price                $  653,400.00

2          Section 4a   Earnest Money                                     50,000.00

3          Section 4b   New Loan                                                n/a

4          Section 4c   Assumption Balance                                      n/a

5          Section 4d   Seller or Private Financing                             n/a

6          Section 4e   Cash at Closing                                  603,400.00

7                       TOTAL                         $         n/a      603,400.00

         a. Earnest Money. The Earnest Money set forth in this Section, in the form of Note due 3/25/02, is part payment of the Purchase Price and shall be payable to and held by Land Title, Guarantee

Company, in its trust account, on behalf of both Seller and Buyer. The parties authorize delivery of the Earnest Money deposit to the Closing Company, if any, at or before Closing.

6. APPRAISAL PROVISIONS.

         a. Appraisal Condition. This subsection a: [ ] Shall [X] Shall Not apply.

         Buyer shall have the sole option and election to terminate this contract if the Purchase Price exceeds the Property's valuation determined by an appraiser engaged by ____. The contract shall terminate by Buyer giving Seller written notice of termination and either a copy of such appraisal or written notice from lender which confirms the Property's valuation is less than the Purchase Price, received on or before the Appraisal Deadline (Section 2c). If Seller does not receive such written notice of termination on or before the Appraisal Deadline (Section 2c), Buyer waives any right to terminate under this subsection.

         b. Cost of Appraisal. Cost of any appraisal to be obtained after the date of this contract shall be timely paid by [ ] Buyer [ ] Seller.

7. EVIDENCE OF TITLE.

         a. Evidence of Title; Survey. On or before Title Deadline (Section 2c), Seller shall cause to be furnished to Buyer, at Seller's expense, a current commitment for owner's title insurance policy in an amount equal to the Purchase Price certified to a current date. If a title insurance commitment is furnished, it [X] Shall [ ] Shall Not commit to delete or insure over the standard exceptions which relate to:

                  (1)      parties in possession,

                  (2)      unrecorded easements,

                  (3)      survey matters,

                  (4)      any unrecorded mechanics' liens,

                  (5) gap period (effective date of commitment to date deed is recorded), and

                  (6) unpaid taxes, assessments and unredeemed tax sales prior to the year of Closing.

         Any additional premium expense to obtain this additional coverage shall be paid by [ ] Buyer [X] Seller. An amount not to exceed $ 2,500.00 for the cost of any survey shall be paid by [ ] Buyer [X] Seller. If the cost exceeds this amount, ____ shall pay the excess on or before Closing. The survey shall be received by Buyer on or before Survey Deadline (Section 2c). Seller shall cause the title insurance policy to be delivered to Buyer as soon as practicable at or after Closing,

         b. Copies of Exceptions. On or before Title Deadline (Section 2c), Seller, at Seller's expense, shall furnish to Buyer, (1) a copy of any plats, declarations, covenants, conditions and restrictions burdening the Property, and
(2) if a title insurance commitment is required to be furnished, and if this box is checked [X] Copies of any Other Documents (or, if illegible, summaries of such documents) listed in the schedule of exceptions (Exceptions). Even if the box is not checked, Seller shall have the obligation to furnish these documents pursuant to this subsection if requested by Buyer any time on or before the Document Request Deadline (Section 2c). This requirement shall pertain only to documents as shown of record in the office of the clerk and recorder(s). The abstract or title insurance commitment, together with any copies or summaries of such documents furnished pursuant to this Section, constitute the title documents (Title Documents).

8. TITLE.

         a. Title Review. Buyer shall have the right to inspect the Title Documents. Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents shall be signed by or on behalf of Buyer and given to Seller on or before Title Objection Deadline (Section 2c), or within five (5) calendar days after receipt by Buyer of any Title Document(s) or endorsement(s) adding new Exception(s) to the title commitment together with a copy of the Title Document adding new Exception(s) to title. If Seller does not receive Buyer's notice by the date(s) specified above, Buyer accepts the condition of title as disclosed by the Title Documents as satisfactory.

         b. Matters not Shown by the Public Records. Seller shall deliver to Buyer, on or before Off-Record Matters Deadline (Section 2c) true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the Property to determine if any third party(ies) has any right in the Property not shown by the public records (such as an unrecorded easement, unrecorded lease, or boundary line discrepancy). Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before Off-Record Matters Objection Deadline (Section 2c). If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge,

         c. Special Taxing Districts. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION DEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

         In the event the Property is located within a special taxing district and Buyer desires to terminate this contract as a result, if written notice is received by Seller on or before Off-Record Matters Objection Deadline (Section
2c), this contract shall then terminate. If Seller does not receive Buyer's notice by such date, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.

         d. Right to Cure. If Seller receives notice of unmerchantability of title or any other unsatisfactory title condition(s) or commitment terms as provided in Section 8 a or b above, Seller shall use reasonable effort to correct said items without the obligation to incur any expense to correct the same prior to Closing. If such unsatisfactory title condition(s) are not corrected on or before Closing, this contract shall then terminate; provided, however, Buyer may, by written notice received by Seller, on or before Closing, waive objection to such items.

         e. Title Advisory. The Title Documents affect the title, ownership and use of the Property and should be reviewed carefully. Additionally, other matters not reflected in the Title Documents may affect the title, ownership and use of the Property including without limitation boundary lines and encroachments, area, zoning, unrecorded easements and claims of easements, leases and other unrecorded agreements, and various laws and governmental regulations concerning land use, development and environmental matters. THE SURFACE ESTATE MAY BE OWNED SEPARATELY FROM THE UNDERLYING MINERAL ESTATE, AND TRANSFER OF THE SURFACE ESTATE DOES NOT NECESSARILY INCLUDE TRANSFER OF THE MINERAL RIGHTS. THIRD PARTIES MAY HOLD INTERESTS IN OIL, GAS, OTHER MINERALS, GEOTHERMAL ENERGY OR WATER ON OR UNDER THE PROPERTY, WHICH INTERESTS MAY GIVE THEM RIGHTS TO ENTER AND USE THE PROPERTY. Such matters may be excluded from the title insurance policy. Buyer is advised to timely consult legal counsel with respect to all such matters as there are strict time limits provided in this contract (e.g., Title Objection Deadline [Section 2c] and Off-Record Matters Objection Deadline [Section 2c]).

10. PROPERTY DISCLOSURE AND INSPECTION.

         a. Inspection Obligation Deadline. Buyer shall have the right to have inspection(s) of the physical condition of the Property and Inclusions, at Buyer's expense. If the physical condition of the Property or Inclusions is unsatisfactory in Buyer's subjective discretion, Buyer shall, on or before Inspection Objection Deadline (Section 2c):

                  (1) notify Seller in writing that this contract is terminated, or

                  (2) provide Seller with a written description of any unsatisfactory physical condition which Buyer requires Seller to correct (Notice to Correct).

         If written notice is not received by Seller on or before Inspection Objection Deadline (Section 2c), the physical condition of the Property and Inclusions shall be deemed to be satisfactory to Buyer.

         b. Resolution Deadline. If a Notice to Correct is received by Seller and if Buyer and Seller have not agreed in writing to a settlement thereof on or before Resolution Deadline (Section 2c), this contract shall terminate one calendar day following the Resolution Deadline, unless before such termination Seller receives Buyer's written withdrawal of the Notice to Correct.

         c. Damage; Liens; Indemnity. Buyer is responsible for payment for all inspections, surveys, engineering reports or for any other work performed at Buyer's request and shall pay for any damage which occurs to the Property and Inclusions as a result of such activities. Buyer shall not permit claims or liens of any kind against the Property for inspections, surveys, engineering reports and for any other work performed on the Property at Buyer's request. Buyer agrees to indemnify, protect and hold Seller harmless from and against any liability, damage, cost or expense incurred by Seller in connection with any such inspection, claim, or lien. This indemnity includes Seller's right to recover all costs and expenses incurred by Seller to enforce this subsection, including Seller's reasonable attorney fees. The provisions of this subsection shall survive the termination of this contract.

11. CLOSING. Delivery of deed(s) from Seller to Buyer shall be at Closing (Closing). Closing shall be on the date specified as the Closing Date (Section
2c) or by mutual agreement at an earlier date. The hour and place of Closing shall be as designated by Seller.

12. TRANSFER OF TITLE. Subject to tender or payment at Closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient Special Warranty deed to Buyer, at Closing conveying the Property free and clear of all taxes except the general taxes for the year of Closing. Except as provided herein, title shall be conveyed free and clear of all liens, including any governmental liens for special improvements installed as of the date of Buyer's signature hereon, whether assessed or not. Title shall be conveyed subject to:

         a. those specific Exceptions described by reference to recorded documents as reflected in the Title Documents accepted by Buyer in accordance with Section 8a [Title Review],

         b. distribution utility easements,

         c. those specifically described rights of third parties not shown by the public records of which Buyer has actual knowledge and which were accepted by Buyer in accordance with Section 8b [Matters Not Shown by the Public Records], and

         d. inclusion of the Property within any special taxing district, and

         e. the benefits and burdens of any declaration and party wall agreements, if any, and

         f. other n/a
                  ------

13. PAYMENT OF ENCUMBRANCES. Any encumbrance required to be paid shall be paid at or before Closing from the proceeds of this transaction or from any other source.

14. CLOSING COSTS; DOCUMENTS AND SERVICES. Buyer and Seller shall pay, in Good Funds, their respective Closing costs and all other items required to be paid at Closing, except as otherwise provided herein. Buyer and Seller shall sign and complete all customary or reasonably required documents at or before Closing. Fees for real estate Closing services shall be paid at Closing by [X] One-Half by Buyer and One-Half by Seller [ ] Buyer [ ] Seller [ ] Other n/a.

         The local transfer tax of n/a% of the Purchase Price shall be paid at Closing by [ ] Buyer [ ] Seller. Any sales and use tax that may accrue because of this transaction shall be paid when due by [ ] Buyer [ ] Seller.

15. PRORATIONS. The following shall be prorated to Closing Date (Section 2c), except as otherwise provided:

         a. Taxes. Personal property taxes, if any, and general real estate taxes for the year of Closing, based on [ ] The Taxes for the Calendar Year Immediately Preceding Closing [X] The Most Recent Mill Levy and Most Recent Assessment [ ] Other
n/a
--------------------------------------------------------------------------------

         c. Other Prorations. Water, sewer charges; and interest on continuing loan(s), if any; and

n/a
--------------------------------------------------------------------------------

         d. Final Settlement. Unless otherwise agreed in writing, these prorations shall be final.

16. POSSESSION. Possession of the Property shall be delivered to Buyer on Possession Date and Possession Time (Section 2c), subject to the following lease(s) or tenancy(s):

n/a
--------------------------------------------------------------------------------

         If Seller, after Closing, fails to deliver possession as specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $n/a, per day from the Possession Date (Section 2c) until possession is delivered.

17. ASSIGNABLE: This contract shall be assignable by Buyer without Seller's prior written consent. Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

18. CONDITION OF AND DAMAGE TO PROPERTY AND INCLUSIONS. Except as otherwise provided in this contract, the Property, Inclusions or both shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted.

         a. Casualty; Insurance. In the event the Property or Inclusions shall be damaged by fire or other casualty prior to Closing, in an amount of not more than ten percent of the total Purchase Price, Seller shall be obligated to repair the same before the Closing Date (Section 2c). In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer by delivering to Seller written notice of termination. Should Buyer elect to carry out this contract despite such damage, Buyer shall be entitled to a credit, at Closing, for all the insurance proceeds resulting from such damage to the Property and Inclusions payable to Seller but not the owners' association, if any, plus the amount of any deductible provided for in such insurance policy, such credit not to exceed the total Purchase Price.

         b. Damage; Inclusions; Services. Should any Inclusion(s) or service(s) (including systems and components of the Property, e.g. heating, plumbing, etc.) fail or be damaged between the date of this contract and Closing or possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or service(s) with a unit of similar size, age and quality, or an equivalent credit, but only to the extent that the maintenance or replacement of such Inclusion(s), service(s) or fixture(s) is not the responsibility of the owners' association, if any, less any insurance proceeds received by Buyer covering such repair or replacement. The risk of loss for any damage to growing crops, by fire or other casualty, shall be borne by the party entitled to the growing crops, if any, as provided in Section 3 and such party shall be entitled to such insurance proceeds or benefits for the growing crops, if any.

         c. Walk-Through; Verification of Condition. Buyer, upon reasonable notice, shall have the right to walk through the Property prior to Closing to verify that the physical condition of the Property and Inclusions complies with this contract.

19. RECOMMENDATION OF LEGAL AND TAX COUNSEL. By signing this document, Buyer and Seller acknowledge that the Selling Company or the Listing Company has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this contract.

20. TIME OF ESSENCE AND REMEDIES. Time is of the essence hereof. If any note or check received as Earnest Money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:

         a. If Buyer Is In Default:

                  (2) Liquidated Damages. All payments and things of value received hereunder shall be forfeited by Buyer and retained on behalf of Seller and both parties shall thereafter be released from all obligations hereunder. It is agreed that such payments and things of value are LIQUIDATED DAMAGES and (except as provided in subsection c) are SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this contract. Seller expressly waives the remedies of specific performance.

         b. If Seller is in Default: Buyer may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance.

         c. Costs and Expenses. In the event of any arbitration or litigation relating to this contract, the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.

21. MEDIATION. If a dispute arises relating to this contract, prior to or after Closing, and is not resolved, the parties shall first proceed in good faith to submit the matter to mediation. Mediation is a process in which the parties meet with an impartial person who helps to resolve the dispute informally and confidentially. Mediators cannot impose binding decisions. The parties to the dispute must agree before any settlement is binding. The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. The mediation, unless otherwise agreed, shall terminate in the event the entire dispute is not resolved 30 calendar days from the date written notice requesting mediation is sent by one party to the other(s). This Section shall not alter any date in this contract, unless otherwise agreed.

22. EARNEST MONEY DISPUTE. Notwithstanding any termination of this contract, Buyer and Seller agree that, in the event of any controversy regarding the Earnest Money and things of value held by broker or Closing Company (unless mutual written instructions are received by the holder of the Earnest Money and things of value), broker or Closing Company shall not be required to take any action but may await any proceeding, or at broker's or Closing Company's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees.

23. TERMINATION. In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject to Sections 10c, 21 and 22.

24. ADDITIONAL PROVISIONS. (The language of these additional provisions has not been approved by the Colorado Real Estate Commission.)

SEE ATTACHED CONTRACT ADDENDUM.

25. ENTIRE AGREEMENT; SUBSEQUENT MODIFICATION: SURVIVAL. This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties. Any obligation in this contract which, by its terms, is intended to be performed after termination or Closing shall survive the same.

26. FACSIMILE. Signatures [X] May [ ] May Not be evidenced by facsimile. Documents with original signatures shall be provided to the other party at Closing, or earlier upon request of any party.

27. NOTICE OF ACCEPTANCE; COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of acceptance pursuant to Section 27 on or before Acceptance Deadline Date and Acceptance Deadline Time (Section
2c). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

Roger Hurst and/or assigns

         8100 Southpark Way, Suite B-1, Littleton, CO  80120
         Bus. # 303-794-2000        Fax #: 303-798-8332

BUYER                                                   DATE
     --------------------------------------                 ------------------
     By: Roger Hurst

NOTE: IF THIS OFFER IS BEING COUNTERED OR REJECTED, DO NOT SIGN THIS DOCUMENT. REFER TO SECTION 29.

Urban Group, LLC, a Colorado limited liability company
7437 Village Square Drive, Suite 200, Castle Rock, CO  80104
Bus. #:  303-660-1338      Fax #:  303-660-4089

SELLER                                                  DATE
      -------------------------------------                  -----------------
      By: Don Weaver, Manager

29. COUNTER; REJECTION. This offer is [ ] Countered [ ] Rejected.

Initials only of party (Buyer or Seller) who countered
or rejected offer.
                                                             -----------------

                                 END OF CONTRACT

Note: Closing Instructions should be signed on or before Title Deadline.

BROKER ACKNOWLEDGMENTS. The undersigned Broker(s) acknowledges receipt of the Earnest Money deposit specified in Section 4 and, while not a party to the contract, agrees to cooperate upon request with any mediation conducted under
Section 21.

         Selling Company Brokerage Relationship. The Selling Company and its licensees have been engaged in this transaction as [ ] Buyer Agent [ ] Seller Agent/Subagent [ ] Dual Agent [X] Transaction-Broker.

         Listing Company Brokerage Relationship. The Listing Company and its licensees have been engaged in this transaction as [ ] Seller Agent [ ] Dual Agent [X] Transaction-Broker.

BROKERS' COMPENSATION DISCLOSURE.

Selling Company's compensation or commission is to be paid by: [ ] Buyer
[X] Seller [ ] Listing Company

[ ] Other n/a
          ----------------------------------------------------------------------

To be completed by Listing Company) Listing Company's compensation or commission is to be paid by: [ ]

[ ] Buyer  [X] Seller

Other    n/a
      --------------------------------------------------------------------------

Selling Company:
         Coldwell Banker Commercial American Spectrum
         1777 South Harrison Street
         Penthouse 2
         Denver, CO 80210
         Phone: 303-409-1400, Fax: 303-409-6000

         By:
             -------------------------------------------------------------------
             Signature            James T. Brubaker                    Date

Listing Company: n/a                                          (Name of Company)
                 -------------------------------------------

Listing Company's Address:         n/a
                           -----------------------------------------------------

Listing Company's Telephone No:  n/a   Listing Company's Fax No: n/a
                                 ----                            ---------------

By:
   -----------------------------------------------------------------------------

Signature  n/a                                               Date
           -----------------------------

                                CONTRACT ADDENDUM

Addendum to Contract dated January 29, 2002 between Roger Hurst, and/or assigns, as Buyer(s), and Urban Group, LLC, as Seller(s), concerning property to be platted as Lot 1, Brookside Business Center Filing #5, Castle Rock, Colorado 80104 (hereinafter "the Property"). If any provision in the printed form of said Contract is inconsistent with any provision contained herein, then in that event, the provision contained in this Addendum shall govern and control the rights and obligations of the parties.

ALL PARTIES SHOULD CONSULT LEGAL AND TAX COUNSEL BEFORE SIGNING.

24. ADDITIONAL PROVISIONS:

24(a). CLOSING. Seller is purchasing the Property from Robert L. Hier (hereinafter "Heir"), pursuant to a Contract to Buy and Sell Real Estate (Vacant Land-Farm-Ranch), dated January 22, 2002, a copy of which is attached hereto as Exhibit A, and incorporated herein by reference. It is agreed by the Buyer and Seller that the Closing pursuant to this Contract shall take place simultaneously with the closing between Seller and Heir. However, the Closing date pursuant to this Contract shall be extended to a later date, not to exceed June 1, 2002, if Seller extends the date of the Closing pursuant to the terms of Seller's contract with Heir. In such event, Seller shall give Buyer notice, in writing, of the new Closing date between Buyer and Seller. In the event Seller terminates Seller's contract with Heir, pursuant to the terms of the Contract with Heir, or in the event Heir terminates its contract with Seller, this Contract shall be terminated, and all Earnest Money shall be refunded to the Buyer, and the Seller shall be released from any further liability other than the return of the Earnest Money Deposit.

24(b). ASSIGNMENT. Pursuant to Seller's contract with Heir, it is contemplated that the Seller will assign all of its rights to purchase the Property from Heir to a to-be-formed entity controlled by the Seller, and in turn assign all of Seller's rights under this Contract to said to-be-formed entity. Buyer and Seller acknowledge and agree that Seller may assign all of Seller's rights and obligations under this Contract to a to-be-formed entity controlled by the Seller. Upon such assignment, the to-be-formed entity shall be solely responsible for the terms and conditions of this Contract, and the Seller shall be released from any and all liability arising from, or pertaining to, this Contract, it being understood that the to-be-formed entity shall be solely responsible for the terms and conditions of this Contract.

Unless written consent is otherwise received from the Seller, this Contract may only be assigned by Buyer to a legal entity controlled by Buyer or Aspen Bio, Inc.

24(c). NEXT BUSINESS DAY. In the event any date described herein for payment or performance of the provisions hereof falls on a Saturday, Sunday or legal holiday, the time for such payment or performance shall be extended to the next business day.

Any date references to "Execution" are referring to the date this Contract is mutually accepted and executed by Buyer and Seller.

24(d). NOTICES. Any notices which a party desires or is required to give hereunder shall be in writing and shall be deemed given when delivered personally to each party, delivered by facsimile, or deposited in the United States mails, postage prepaid, either registered or certified, return receipt requested, to the parties at the following addresses:

Buyer:
Mr. Roger Hurst
8100 Southpark Way, Suite B-1
Littleton, CO 80120
OFC: 303-794-2000
FAX: 303-798-8332

Seller:
Mr. Don Weaver
Urban Group, LLC
7437 Village Square Drive, Suite 200
Castle Rock, CO 80104
OFC: 303-660-1338
FAX: 303-660-4089

With Copies To:
Mark J. Overton, Esq.
Overton, Babiarz & Sykes, P.C.
7720 East Belleview Avenue, Suite 200
Englewood, CO  80111
OFC:  303-779-5900
FAX:  303-779-6006

Mr. James T. Brubaker
Coldwell Banker Commercial American Spectrum
1777 South Harrison Street, Penthouse 2
Denver, CO  80210
OFC:  303-409-6002
FAX:  303-409-6000

24(e). SURVEY. Seller shall provide to Buyer, at Seller's cost, pursuant to Paragraph 7(a) a current or updated and signed ALTA/ACSM Survey of the Property on or before the Survey Deadline and said survey shall be certified to the title company issuing title insurance, the Buyer, the Seller, and Coldwell Banker Commercial American Spectrum. If at Buyer's sole discretion Buyer is not satisfied with this survey, Buyer shall notify Seller in writing on or before the Inspection Objection Deadline, and this Contract shall be null and void and all earnest money deposits shall be immediately refunded to Buyer.

24(f). ENVIRONMENTAL ASSESSMENT. On or before the Survey Deadline, Seller shall provide Buyer with a copy of the Phase I Environmental Site Assessment Report ("ESA"). Seller is to receive from Heir pursuant to the terms of Seller's contract with Heir. The ESA shall be performed in accordance with the American Society of Testing and Materials ("ASTM") publication, "Standard Practice for Environmental Site Assessment Process" ("ASTN Standard"). If at Buyer's sole discretion Buyer is not satisfied with the results of this environmental study, Buyer shall notify Seller in writing on or before the Inspection Objection Deadline, and at Buyer's option; (i) this Contract shall be null and void and all earnest money deposits shall be immediately refunded to Buyer; or (ii) all time periods under this Contract shall be extended for 30 days while Buyer conducts further tests and examinations of the Property at its expense. At the end of that 30 day period, Buyer may elect to terminate this Contract, in which case all Earnest Money deposits shall be returned to it; or to proceed pursuant to this Contract. Buyer will not harm in any way, before or after Closing, the Preble's Meadow Jumping Mouse Conservation Habitat area adjacent to the Property. Buyer will execute, at Closing, any reasonable documents agreeing to the existing Conservation Plan to protect the adjacent Preble's Meadow Jumping Mouse Conservation Habitat, a copy of said documents shall be delivered by Seller to Buyer on or before March 15, 2002.

24(g). INSPECTIONS. Paragraph 10 in this Contract regarding Inspections shall include Buyer's inspections without limitation, at Buyer's expense for, availability of legal, access, utility services cost and availability, current zoning, environmental. risks, soil conditions, and any other items Buyer deems necessary. If, at Buyer's sole discretion, Buyer is not satisfied with the results of any inspections, Buyer shall notify Seller per the inspection Objection Deadline and Resolution Deadline in Contract Paragraph 10.

24(h). BROKERS, THOSE NAMED ONLY. The Buyer and Seller represent to each other that they have had no negotiations through or brokerage services performed by any other broker or intermediary other than Coldwell Banker Commercial American Spectrum in connection with the execution and delivery of this contract. Roger Hurst is licensed to sell real estate in the State of Colorado and will not be receiving any fees from this transaction.

24(i). TITLE COMPANY. Title insurance shall be issued by Land Title Guarantee Company ("Title Company"), 512 Wilcox, Castle Rock, CO 80104.


24(j). EARNEST MONEY. All Earnest Money shall be deposited in an interest bearing Land Title Guarantee company (Castle Rock office) trust account with interest accruing to Buyer's benefit unless Buyer is in default and interest thereby will accrue to Seller's benefit.

24(k). Final Purchase Price Adjustment. The Purchase Price set forth in Paragraph 4 of this Contract is based on a price of $5.00 per Square Foot of land as shown on the ALTA/ACSM Survey described in Section 24(c) and assumes that the Property contains 5.00 usable acres net of street right of way or floodplain. The Final Purchase price at time of Closing shall be based on a price of $5.00 per Square foot times the total square footage of land stated on the Survey referenced in Paragraph 7(a) net of street right of way or floodplain area.

24(l). LAND USE APPROVALS. Pursuant to Seller's contract with Heir, Heir must obtain approvals for Final Plat for the Property and a recorded Final Plat with a recorded Subdivision Improvement Agreement on or before March 25, 2002, and Heir's expense, from the City of Castle Rock, Colorado ("City"), and Seller must obtain on or before March 25, 2002, City Site Plan approval, building permits for Lot 1, construction permits for infrastructure, and other required approvals at Buyer's expense all in forms and pursuant to terms acceptable to Seller in its sole discretion or Seller's contract with Heir shall be null and void solely at the discretion of the Seller. Likewise, this Contract shall also be contingent on Heir and Seller obtaining the above described approvals on or before Closing, provided, however, Buyer may not terminate this Contract after March 15, 2002 for failure to obtain said approvals, unless the above described approvals have not been obtained by June 1, 2002. If said approvals have not been obtained by June 1, 2002, Buyer, at Buyer's discretion, may terminate this Contract ab initio, and shall be entitled to a refund of all Earnest Money deposited by Buyer.

24(m). BUILD TO SUIT. This contract is conditional upon Buyer, and/or its assign, and Seller and/or its assigns, entering into a build-to-suit agreement, with required loan approvals, on or before March 15, 2002, to build a light manufacturing/office/warehouse facility on the Property for Aspen Bio, Inc. This Contract shall be null and void at the discretion of either Seller or Buyer in the event said build-to-suit contract is not entered into and all loans approved by March 15, 2002. In the event of termination pursuant to the terms of this paragraph, all Earnest Money shall be returned to Buyer.

24(n). DELIVERY OF MATERIALS TO BUYER. Within ten (10) business days after the mutual execution and delivery of this Contract, Seller shall provide to Buyer, at no expense to Buyer, any and all engineering studies, warranties, guaranties, contracts affecting the Property, licenses and permits respecting the Property, any environmental property assessments including documents regarding the Prebble's Meadow Jumping Mouse, zoning information, construction drawings, surveys, plats, preliminary drawings, Development Plans, documents submitted or to be submitted to The City of Castle Rock Planning Department, or any quasi-governmental agency having jurisdiction over the Property, Declaration of Protective Covenants, and all other materials and documents concerning the Property owned by Seller or in Seller's possession.

24(o). NON-RECORDATION. Seller and Buyer agree not to record this Contract with the office of the Douglas County Clerk and Recorder, or any other public office in Colorado. In the event that Buyer records this Contract, then this Contract, at the sole election of the Seller, shall be terminated. The termination of this Contract shall be effective on the date a Notice of Termination for this Contract, signed by Seller, is recorded with the Office of the Douglas County Clerk and Recorder.

24(p). CONFIDENTIALITY AGREEMENT. Seller and Buyer each agree to maintain in confidence any information, whether written (including information that is stored on machine readable media) or oral, regarding the Property and the business operations and assets of either party hereto, that previously has not been publicly released by a duly authorized representative of the party hereto to whom such information pertains, including but not limited to proprietary information, plans and specifications, engineering reports, permits, licenses, and contracts affecting the Property or Buyer's plans for development thereof, or any information relating to the environmental condition of the Property or any market analyses or other studies pertaining to the Property or Buyer's plans for development thereof, and the negotiation of and/or the terms and conditions of this Contract (collectively, the Confidential Information), except that either party shall have the right to disclose the Confidential Information, or such portions thereof, (i) as may be compelled by deposition, interrogatory, subpoena, civil investigative demand or similar legal process, and (ii) to consultants, advisors, potential and actual lenders and/or investors, potential and actual buyers or tenants, and government officials and/or employees in connection with evaluation, planning, permitting, financing and other necessary project development activities.



Buyer:


By:                                         Date:
   ----------------------------------            ------------------------------
   Roger Hurst

Seller::

Urban Group, LLC


By:                                         Date:
   ----------------------------------            ------------------------------
   Don Weaver, Manager

                                    EXHIBIT A

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                      CONTRACT TO BUY AND SELL REAL ESTATE
                          (VACANT LAND - FARM - RANCH)

                                                      Date:   January 22, 2002
                                                            --------------------

1. AGREEMENT. Buyer agrees to buy and the undersigned Seller agrees to sell the Property defined below on the terms and conditions set forth in this contract

2. DEFINED TERMS.

         a. Buyer. Buyer,
         Urban Group, LLC, a Colorado limited liability company, and/or assigns will take title to the real property described below as [ ] Joint Tenants [ ] Tenants In Common [ ] Other
n/a
--------------------------------------------------------------------------------

         b. Property. The Property is the following legally described real estate: To be platted as Lots 1-3, Brookside Business Center Filing #5, City of Castle Rock

in the County of Douglas , Colorado, commonly known as No.
South Perry Street, Castle Rock, CO 80104

together with the interests, easements, rights, benefits, improvements and attached fixtures appurtenant thereto, all interest of Seller in vacated streets and alleys adjacent thereto, except as herein excluded.

         c. Dates and Deadlines.

ITEM
NO.      REFERENCE     EVENT                                    DATE OR DEADLINE
------   -----------   --------------------------------------   -------------------

1        Section 5a    Loan Application Deadline                n/a

2        Section 5b    Loan Commitment Deadline                 n,/a

3        Section 5c    Buyer's Credit Information Deadline      n/a

4        Section 5c    Disapproval of Buyer's Credit Deadline   n/a

5        Section 5d    Existing Loan Documents Deadline         n/a

6        Section 5d    Objection to Existing Loan Deadline      n/a

7        Section 5d    Approval of Loan Transfer Deadline       n/a

8        Section 6a    Appraisal Deadline                       n/a

9        Section 7a    Title Deadline                           January 31, 2002

10       Section 7a    Survey Deadline                          February 15, 2002

11       Section 7b    Document Request Deadline                February 06, 2002

12       Section 8a    Title Objection Deadline                 March 01, 2002

13       Section 8b    Off-Record Matters Deadline              January 31, 2002

14       Section 8b    Off-Record Matters Objection Deadline    February 18, 2002

15       Section 10    Seller's Property Disclosure Deadline    n/a

16       Section 10a   Inspection Objection Deadline            March 25, 2002

17       Section 10b   Resolution Deadline                      n/a

18       Section 11    Closing Date                             April 25, 2002

19       Section 16    Possession Date                          April 25, 2002

20       Section 16    Possession Time                          Time of Closing

21       Section 28    Acceptance Deadline Date                 January 25, 2002

22       Section 28    Acceptance Deadline Time                 5:00 p.m.

d. Attachments. The following exhibits, attachments and addenda are a part of this contract: Addendum to Contract.

e. Applicability of Terms. A check or similar mark in a box means that such provision is applicable. The abbreviation "N/A" means not applicable.

3. INCLUSIONS AND EXCLUSIONS.

         a. The Purchase Price includes the following items (Inclusions):

                  (1) Fixtures. If attached to the Property on the date of this contract, lighting, heating, plumbing, ventilating, and air conditioning fixtures, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, sprinkler systems and controls; and n/a
                                                                       -------

                  (2) Other Inclusions. If on the Property whether attached or not on the date of this contract:

storm windows, storm doors, window and porch shades, awnings, blinds, screens,, window coverings, curtain rods, drapery rods, storage sheds, and all keys. Check box if included: [ ] Smoke/Fire Detectors, [ ] Security Systems; and
n/a
--------------------------------------------------------------------------------

                  (3) Trade Fixtures. With respect to trade fixtures, Seller and Buyer agree as follows:
n/a
--------------------------------------------------------------------------------

                  (4) Water Rights. The following legally described water
rights:
n/a
--------------------------------------------------------------------------------

                  (5) Growing Crops. With respect to the growing crops Seller and Buyer agree as follows:
n/a
--------------------------------------------------------------------------------

         b. Instruments of Transfer. The Inclusions are to be conveyed at Closing free and clear of all taxes, liens and encumbrances, except as provided in Section 12. Conveyance shall be by bill of sale or other applicable legal instrument(s). Any water rights shall be conveyed by n/a deed or other applicable legal instrument(s).

         c. Exclusions. The following attached fixtures are excluded from this sale:
n/a
--------------------------------------------------------------------------------

4. PURCHASE PRICE AND TERMS. The Purchase Price set forth below shall be payable in U.S. Dollars by Buyer as follows:

ITEM
NO.      REFERENCE      EVENT                          AMOUNT                  AMOUNT
----     ---------      -----                          ------                  ------

1        Section 4      Purchase Price                 $ 1,089,000.00

2        Section 4a     Earnest Money                                          50,000.00

3        Section 4b     New Loan                                                     n/a

4        Section 4c     Assumption Balance                                           n/a

5        Section 4d     Seller or Private Financing                                  n/a

6        Section 4e     Cash at Closing                                     1,039,000.00

7                       TOTAL                          $           n/a      1,089,000.00

         a. Earnest Money. The Earnest Money set forth in this Section, in the form of Note due 3/25/02, is part payment of the Purchase Price and shall be payable to and held by Land Title, Guarantee Company, in its trust account, on behalf of both Seller and Buyer. The parties authorize delivery of the Earnest Money deposit to the Closing Company, if any, at or before Closing.

6. APPRAISAL PROVISIONS.

         a. Appraisal Condition. This subsection a: [ ] Shall [X] Shall Not apply.

         Buyer shall have the sole option and election to terminate this contract if the Purchase Price exceeds the Property's valuation determined by an appraiser engaged by n/a. The contract shall terminate by Buyer giving Seller written notice of termination and either a copy of such appraisal or written notice from lender which confirms the Property's valuation is less than the Purchase Price, received on or before the Appraisal Deadline (Section 2c). If Seller does not receive such written notice of termination on or before the Appraisal Deadline (Section 2c), Buyer waives any right to terminate under this subsection.

         b. Cost of Appraisal. Cost of any appraisal to be obtained after the date of this contract shall be timely paid by [ ] Buyer [ ] Seller.

7. EVIDENCE OF TITLE.

         a. Evidence of Title; Survey. On or before Title Deadline (Section 2c), Seller shall cause to be furnished to Buyer, at Seller's expense, a current commitment for owner's title insurance policy in an amount equal to the Purchase Price certified to a current date. If a title insurance commitment is furnished, it [X] Shall [ ] Shall Not commit to delete or insure over the standard exceptions which relate to:

                  (1)      parties in possession,

                  (2)      unrecorded easements,

                  (3)      survey matters,

                  (4)      any unrecorded mechanics' liens,

                  (5) gap period (effective date of commitment to date deed is recorded), and

                  (6) unpaid taxes, assessments and unredeemed tax sales prior to the year of Closing.

         Any additional premium expense to obtain this additional coverage shall be paid by [ ] Buyer [X] Seller. An amount not to exceed $ 2,500.00 for the cost of any survey shall be paid by [ ] Buyer [X] Seller. If the cost exceeds this amount, n/a shall pay the excess on or before Closing. The survey shall be received by Buyer on or before Survey Deadline (Section 2c). Seller shall cause the title insurance policy to be delivered to Buyer as soon as practicable at or after Closing.

         b. Copies of Exceptions. On or before Title Deadline (Section 2c), Seller, at Seller's expense, shall furnish to Buyer, (1) a copy of any plats, declarations, covenants, conditions and restrictions burdening the Property, and
(2) if a title insurance commitment is required to be furnished, and if this box is checked [X] Copies of any Other Documents (or, if illegible, summaries of such documents) listed in the schedule of exceptions (Exceptions). Even if the box is not checked, Seller shall have the obligation to furnish these documents pursuant to this subsection if requested by Buyer any time on or before the Document Request Deadline (Section 2c). This requirement shall pertain only to documents as shown of record in the office of the clerk and recorder(s). The abstract or title insurance commitment, together with any copies or summaries of such documents furnished pursuant to this Section, constitute the title documents (Title Documents).

8. TITLE.

         a. Title Review. Buyer shall have the right to inspect the Title Documents. Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents shall be signed by or on behalf of Buyer and given to Seller on or before Title Objection Deadline (Section 2c), or within five (5) calendar days after receipt by Buyer of any Title Document(s) or endorsement(s) adding new Exception(s) to the title commitment together with a copy of the Title Document adding new Exception(s) to title. If Seller does not receive Buyer's notice by the date(s) specified above, Buyer accepts the condition of title as disclosed by the Title Documents as satisfactory.

         b. Matters not Shown by the Public Records. Seller shall deliver to Buyer, on or before Off-Record Matters Deadline (Section 2c) true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the Property to determine if any third party(ies) has any right in the Property not shown by the public records (such as an unrecorded easement, unrecorded lease, or boundary line discrepancy). Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before Off-Record Matters Objection Deadline (Section
2c). If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge,

         c. Special Taxing Districts. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION DEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

         In the event the Property is located within a special taxing district and Buyer desires to terminate this contract as a result, if written notice is received by Seller on or before Off-Record Matters Objection Deadline (Section
2c), this contract shall then terminate. If Seller does not receive Buyer's notice by such date, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.

         d. Right to Cure. If Seller receives notice of unmerchantability of title or any other unsatisfactory title condition(s) or commitment terms as provided in Section 8 a or b above, Seller shall use reasonable effort to correct said items without the obligation to incur any expense to correct the same prior to Closing. If such unsatisfactory title condition(s) are not corrected on or before Closing, this contract shall then terminate; provided, however, Buyer may, by written notice received by Seller, on or before Closing, waive objection to such items.

         e. Title Advisory. The Title Documents affect the title, ownership and use of the Property and should be reviewed carefully. Additionally, other matters not reflected in the Title Documents may affect the title, ownership and use of the Property including without limitation boundary lines and encroachments, area, zoning, unrecorded easements and claims of easements, leases and other unrecorded agreements, and various laws and governmental regulations concerning land use, development and environmental matters. THE SURFACE ESTATE MAY BE OWNED SEPARATELY FROM THE UNDERLYING MINERAL ESTATE, AND TRANSFER OF THE SURFACE ESTATE DOES NOT NECESSARILY INCLUDE TRANSFER OF THE MINERAL RIGHTS. THIRD PARTIES MAY HOLD INTERESTS IN OIL, GAS, OTHER MINERALS, GEOTHERMAL ENERGY OR WATER ON OR UNDER THE PROPERTY, WHICH INTERESTS MAY GIVE THEM RIGHTS TO ENTER AND USE THE PROPERTY. Such matters may be excluded from the title insurance policy. Buyer is advised to timely consult legal counsel with respect to all such matters as there are strict time limits provided in this contract (e.g., Title Objection Deadline [Section 2c] and Off-Record Matters Objection Deadline [Section 2c]).

10. PROPERTY DISCLOSURE AND INSPECTION.

         a. Inspection Obligation Deadline. Buyer shall have the right to have inspection(s) of the physical condition of the Property and Inclusions, at Buyer's expense. If the physical condition of the Property or Inclusions is unsatisfactory in Buyer's subjective discretion, Buyer shall, on or before Inspection Objection Deadline (Section 2c):

                  (1) notify Seller in writing that this contract is terminated, or

                  (2) provide Seller with a written description of any unsatisfactory physical condition which Buyer requires Seller to correct (Notice to Correct).

         If written notice is not received by Seller on or before Inspection Objection Deadline (Section 2c), the physical condition of the Property and Inclusions shall be deemed to be satisfactory to Buyer.

         b. Resolution Deadline. If a Notice to Correct is received by Seller and if Buyer and Seller have not agreed in writing to a settlement thereof on or before Resolution Deadline (Section 2c), this contract shall terminate one calendar day following the Resolution Deadline, unless before such termination Seller receives Buyer's written withdrawal of the Notice to Correct.

         c. Damage; Liens; Indemnity. Buyer is responsible for payment for all inspections, surveys, engineering reports or for any other work performed at Buyer's request and shall pay for any damage which occurs to the Property and Inclusions as a result of such activities. Buyer shall not permit claims or liens of any kind against the Property for inspections, surveys, engineering reports and for any other work performed on the Property at Buyer's request. Buyer agrees to indemnify, protect and hold Seller harmless from and against any liability, damage, cost or expense incurred by Seller in connection with any such inspection, claim, or lien. This indemnity includes Seller's right to recover all costs and expenses incurred by Seller to enforce this subsection, including Seller's reasonable attorney fees. The provisions of this subsection shall survive the termination of this contract.

11. CLOSING. Delivery of deed(s) from Seller to Buyer shall be at Closing (Closing). Closing shall be on the date specified as the Closing Date (Section
2c) or by mutual agreement at an earlier date. The hour and place of Closing shall be as designated by Seller.

12. TRANSFER OF TITLE. Subject to tender or payment at Closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient special warranty deed to Buyer, at Closing conveying the Property free and clear of all taxes except the general taxes for the year of Closing. Except as provided herein, title shall be conveyed free and clear of all liens, including any governmental liens for special improvements installed as of the date of Buyer's signature hereon, whether assessed or not. Title shall be conveyed subject to:

         a. those specific Exceptions described by reference to recorded documents as reflected in the Title Documents accepted by Buyer in accordance with Section 8a [Title Review],

         b. distribution utility easements,

         c. those specifically described rights of third parties not shown by the public records of which Buyer has actual knowledge and which were accepted by Buyer in accordance with Section 8b [Matters Not Shown by the Public Records], and

         d. inclusion of the Property within any special taxing district, and

         e. the benefits and burdens of any declaration and party wall agreements, if any, and

         f. other n/a
                  ---------

13. PAYMENT OF ENCUMBRANCES. Any encumbrance required to be paid shall be paid at or before Closing from the proceeds of this transaction or from any other source.

14. CLOSING COSTS; DOCUMENTS AND SERVICES. Buyer and Seller shall pay, in Good Funds, their respective Closing costs and all other items required to be paid at Closing, except as otherwise provided herein. Buyer and Seller shall sign and complete all customary or reasonably required documents at or before Closing. Fees for real estate Closing services shall be paid at Closing by [X] One-Half by Buyer and One-Half by Seller [ ] Buyer [ ] Seller [ ] Other _____.

         The local transfer tax of n/a% of the Purchase Price shall be paid at Closing by [ ] Buyer [ ] Seller. Any sales and use tax that may accrue because of this transaction shall be paid when due by [ ] Buyer [ ] Seller.

15. PRORATIONS. The following shall be prorated to Closing Date (Section 2c), except as otherwise provided:

         a. Taxes. Personal property taxes, if any, and general real estate taxes for the year of Closing, based on [ ] The Taxes for the Calendar Year Immediately Preceding Closing [X] The Most Recent Mill Levy and Most Recent Assessment [ ] Other
n/a
--------------------------------------------------------------------------------

         c. Other Prorations. Water, sewer charges; and interest on continuing loan(s), if any; and

         d. Final Settlement. Unless otherwise agreed in writing, these prorations shall be final.

16. POSSESSION. Possession of the Property shall be delivered to Buyer on Possession Date and Possession Time (Section 2c), subject to the following lease(s) or tenancy(s):
n/a
--------------------------------------------------------------------------------

         If Seller, after Closing, fails to deliver possession as specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $n/a, per day from the Possession Date (Section 2c) until possession is delivered.

17. ASSIGNABLE: This contract shall be assignable by Buyer without Seller's prior written consent. Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.

18. CONDITION OF AND DAMAGE TO PROPERTY AND INCLUSIONS. Except as otherwise provided in this contract, the Property, Inclusions or both shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted.

         a. Casualty; Insurance. In the event the Property or Inclusions shall be damaged by fire or other casualty prior to Closing, in an amount of not more than ten percent of the total Purchase Price, Seller shall be obligated to repair the same before the Closing Date (Section 2c). In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer by delivering to Seller written notice of termination. Should Buyer elect to carry out this contract despite such damage, Buyer shall be entitled to a credit, at Closing, for all the insurance proceeds resulting from such damage to the Property and Inclusions payable to Seller but not the owners' association, if any, plus the amount of any deductible provided for in such insurance policy, such credit not to exceed the total Purchase Price.

         b. Damage; Inclusions; Services. Should any Inclusion(s) or service(s) (including systems and components of the Property, e.g. heating, plumbing, etc.) fail or be damaged between the date of this contract and Closing or possession, whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or service(s) with a unit of similar size, age and quality, or an equivalent credit, but only to the extent that the maintenance or replacement of such Inclusion(s), service(s) or fixture(s) is not the responsibility of the owners' association, if any, less any insurance proceeds received by Buyer covering such repair or replacement. The risk of loss for any damage to growing crops, by fire or other casualty, shall be borne by the party entitled to the growing crops, if any, as provided in Section 3 and such party shall be entitled to such insurance proceeds or benefits for the growing crops, if any.

         c. Walk-Through; Verification of Condition. Buyer, upon reasonable notice, shall have the right to walk through the Property prior to Closing to verify that the physical condition of the Property and Inclusions complies with this contract.

19. RECOMMENDATION OF LEGAL AND TAX COUNSEL. By signing this document, Buyer and Seller acknowledge that the Selling Company or the Listing Company has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this contract.

20. TIME OF ESSENCE AND REMEDIES. Time is of the essence hereof. If any note or check received as Earnest Money hereunder or any other payment due hereunder is not paid, honored or tendered when due, or if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:

         a. If Buyer Is In Default:

                  (2) Liquidated Damages. All payments and things of value received hereunder shall be forfeited by Buyer and retained on behalf of Seller and both parties shall thereafter be released from all obligations hereunder. It is agreed that such payments and things of value are LIQUIDATED DAMAGES and (except as provided in subsection c) are SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this contract. Seller expressly waives the remedies of specific performance.

         b. If Seller is in Default: Buyer may elect to treat this contract as canceled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance.

         c. Costs and Expenses. In the event of any arbitration or litigation relating to this contract, the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.

21. MEDIATION. If a dispute arises relating to this contract, prior to or after Closing, and is not resolved, the parties shall first proceed in good faith to submit the matter to mediation. Mediation is a process in which the parties meet with an impartial person who helps to resolve the dispute informally and confidentially. Mediators cannot impose binding decisions. The parties to the dispute must agree before any settlement is binding. The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. The mediation, unless otherwise agreed, shall terminate in the event the entire dispute is not resolved 30 calendar days from the date written notice requesting mediation is sent by one party to the other(s). This Section shall not alter any date in this contract, unless otherwise agreed.

22. EARNEST MONEY DISPUTE. Notwithstanding any termination of this contract, Buyer and Seller agree that, in the event of any controversy regarding the Earnest Money and things of value held by broker or Closing Company (unless mutual written instructions are received by the holder of the Earnest Money and things of value), broker or Closing Company shall not be required to take any action but may await any proceeding, or at broker's or Closing Company's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees.

23. TERMINATION. In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject to Sections 10c, 21 and 22.

24. ADDITIONAL PROVISIONS. (The language of these additional provisions has not been approved by the Colorado Real Estate Commission.) SEE ATTACHED CONTRACT ADDENDUM.

25. ENTIRE AGREEMENT; SUBSEQUENT MODIFICATION: SURVIVAL. This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties. Any obligation in this contract which, by its terms, is intended to be performed after termination or Closing shall survive the same.

26. FACSIMILE. Signatures [X] May [ ] May Not be evidenced by facsimile. Documents with original signatures shall be provided to the other party at Closing, or earlier upon request of any party.

27. NOTICE OF ACCEPTANCE; COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of acceptance pursuant to Section 27 on or before Acceptance Deadline Date and Acceptance Deadline Time (Section
2c). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

Urban Group, LLC, a Colorado limited liability company, and/or assigns
      7437 Village Square Drive, Suite 200, Castle Rock, CO 80104
             Bus. # 303-660-1338       Fax #: 303-660-4089

BUYER                                                        DATE
     --------------------------------------------                 ------------
     By: Don Weaver, President

NOTE: IF THIS OFFER IS BEING COUNTERED OR REJECTED, DO NOT SIGN THIS DOCUMENT. REFER TO SECTION 29.


SELLER                                                          DATE
      ---------------------------------------------------------     ----------
      Robert L. Hier
      801 South Perry Street, Suite 100, Castle Rock, CO 807104
      Bus.#: 303-688-3105       Fax #: 303-688-3108

SELLER                                                          DATE
      ---------------------------------------------------------     ----------
      H. R. Gannon

29. COUNTER; REJECTION. This offer is [ ] Countered [ ] Rejected.
Initials only of party (Buyer or Seller) who countered or
rejected offer.
                                                           -------------------

                                 END OF CONTRACT

Note: Closing Instructions should be sighed on or before Title Deadline.

BROKER ACKNOWLEDGMENTS. The undersigned Broker(s) acknowledges receipt of the Earnest Money deposit specified in Section 4 and, while not a party to the contract, agrees to cooperate upon request with any mediation conducted under
Section 21.

         Selling Company Brokerage Relationship. The Selling Company and its licensees have been engaged in this transaction as [ ] Buyer Agent [ ] Seller Agent/Subagent [ ] Dual Agent [X] Transaction-Broker.

         Listing Company Brokerage Relationship. The Listing Company and its licensees have been engaged in this transaction as [X] Seller Agent [ ] Dual Agent [ ] Transaction-Broker.

BROKERS' COMPENSATION DISCLOSURE.

Selling Company's compensation or commission is to be paid by: [ ] Buyer [ ] Seller [X] Listing Company

[ ] Other n/a
          ----------------------------------------------------------------------

To be completed by Listing Company) Listing Company's compensation or commission is to be paid by:

[ ] Buyer  [X] Seller

Other  n/a
       -------------------------------------------------------------------------

Selling Company:
         Coldwell Banker Commercial American Spectrum
         1777 South Harrison Street
         Penthouse 2
         Denver, CO 80210
         Phone: 303-409-1400,  Fax: 303-409-6000


         By:
            --------------------------------------------------------------------------
            Signature           James T. Brubaker                           Date

Listing Company: Hier & Company, Inc.                        (Name of Company)
                 -------------------------------------------
Listing Company's Address: 801 South Perry Street, Suite 100, Castle Rock, Co 80104
                           --------------------------------------------------------
Listing Company's Telephone No: 303-688-3105    Listing Company's Fax No: 303-688-3108
                                ------------                              ------------

By:
   -----------------------------------------------------------------------------------
Signature  Robert L. Hier                                                   Date
           --------------------------

                                CONTRACT ADDENDUM

This addendum has not been approved by the Colorado Real Estate Commission. It was prepared by Coldwell Banker Commercial American Spectrum.

Addendum to Contract dated January 22, 2002 between Urban Group, LLC, and/or assigns, as Buyer(s), and Robert L. Hier, as Seller(s), concerning property to be platted as Lots 1-3, Brookside Business Center Filing #5, Castle Rock, Colorado 80601. If any provision in the printed form of said Contract is inconsistent with any provision contained herein, then in that event, the provision contained in this Addendum shall govern and control the rights and obligations of the parties.

ALL PARTIES SHOULD CONSULT LEGAL AND TAX COUNSEL BEFORE SIGNING.

24. ADDITIONAL PROVISIONS:

24(a). NEXT BUSINESS DAY. In the event any date described herein for payment or performance of the provisions hereof falls on a Saturday, Sunday or legal holiday, the time for such payment or performance shall be extended to the next business day.

Any date references to "Execution" are referring to the date this Contract is mutually accepted and executed by Buyer and Seller.

24(b). NOTICES. Any notices which a party desires or is required to give hereunder shall be in writing and shall be deemed given when delivered personally to each party, delivered by facsimile, or deposited in the United States mails, postage prepaid, either registered or certified, return receipt requested, to the parties at the following addresses:

Buyer:
Mr. Don Weaver
Urban Group, LLC
7437 Village Square Drive, Suite 200
Castle Rock, CO 80104
OFC: 303-660-1338
FAX: 303-660-4089

With Copies To:
Mark J. Overton, Esq.
Overton, Babiarz & Sykes, P.C.
7720 East Bellview Avenue, Suite 200
Englewood, CO 80111
OFC: 303-779-5900
FAX: 303-779-6006

Mr. James T. Brubaker
Coldwell Banker Commercial American Spectrum
1777 South Harrison Street, Penthouse 2
Denver, CO 80210
OFC: 303-409-6002
FAX: 303-409-6000

Seller:
Mr. Robert L. Hier
801 South Perry Street
Castle Rock, CO 80104
OFC: 303-688-3105
FAX: 303-688-3108

With Copies To:
Walter Slatkin, Esq.
Wolf and Slatkin, P.C.
44 Cook Street, Suite 1000
Denver, CO 80206-5827
OFC: 303-355-2999
FAX: 303-329-6826

24(c). SURVEY. Seller shall provide to Buyer, at Seller's cost, pursuant to Paragraph 7(a) a current or updated and signed ALTA/ACSM Survey of the Property on or before the Survey Deadline and said survey shall be certified to the title company issuing title insurance, the Buyer, the Seller, and Coldwell Banker Commercial American Spectrum. If at Buyer's sole discretion Buyer is not satisfied with this survey, Buyer shall notify Seller in writing on or before the Inspection Objection Deadline, and this Contract shall be null and void and all earnest money deposits shall be immediately refunded to Buyer.

24(d). ENVIRONMENTAL ASSESSMENT. Seller shall provide, at Seller's cost, Buyer with a current or updated copy of a Phase I Environmental Site Assessment Report ("ESA") on or before the Survey Deadline. The ESA shall be performed in accordance with the American Society of Testing and Materials ("ASTM") publication, "Standard Practice for Environmental Site Assessment Process" ("ASTN Standard"). If at Buyer's sole discretion Buyer is not satisfied with the results of this environmental study, Buyer shall notify Seller in writing on or before the Inspection Objection Deadline, and at Buyer's option; (i) this Contract shall be null and void and all earnest money deposits shall be immediately refunded to Buyer; or (ii) all time periods under this Contract shall be extended for 30 days while Buyer conducts further tests and examinations of the Property at its expense. At the end of that 30-day period, Buyer may elect to terminate this Contract, in which case all Earnest Money deposits shall be returned to it; or to proceed pursuant to this Contract. Buyer will not harm in any way, before or after Closing, the Preble's Meadow Jumping Mouse Conservation Habitat area adjacent to the Property. Buyer will execute, at Closing, any reasonable documents agreeing to the existing Conservation Plan to protect the adjacent Preble's Meadow Jumping Mouse Conservation Habitat, a copy of said documents shall be delivered by Seller to Buyer on or before March 1, 2002.

24(e). INSPECTIONS. Paragraph 10 in this Contract regarding Inspections shall include Buyer's inspections without limitation, at Buyer's expense for, availability of legal, access, utility services cost and availability, current zoning, environmental. risks, soil conditions, and any other items Buyer deems necessary. If, at Buyer's sole discretion, Buyer is not satisfied with the results of any inspections, Buyer shall notify Seller per the inspection Objection Deadline and Resolution Deadline in Contract Paragraph 10.

24(f). BROKERS, THOSE NAMED ONLY. The Buyer and Seller represent to each other that they have had no negotiations through or brokerage services performed by any other broker or intermediary other than Coldwell Banker Commercial American Spectrum and Hier & Company, Inc. in connection with the execution and delivery of this contract. Robert L. Hier is the Seller and is also licensed to sell real estate in the State of Colorado.

24(g). TITLE COMPANY. Title insurance shall be issued by Land Title Guarantee Company ("Title Company"), 512 Wilcox, Castle Rock, CO 80104.

24(h). EARNEST MONEY. All Earnest Money shall be deposited in an interest bearing Land Title Guarantee company (Castle Rock office) trust account with interest accruing to Buyer's benefit unless Buyer is in default and interest thereby, will accrue to Seller's benefit.

24(i). Final Purchase Price Adjustment. The Purchase Price set forth in Paragraph 4 of this Contract is based on a price of $5.00 per Square Foot of land as shown on the ALTA/ACSM Survey described in Section 24(C) and assumes that the Property contains 5.00 usable acres net of street right of way or floodplain. The Final Purchase price at time of Closing shall be based on a price of $5.00 per Square foot times the total square footage of land stated on the Survey referenced in Paragraph 7(a) net of street right of way or floodplain area. The Purchase Price shall be reduced by the total cost estimates obtained by both the Buyer and Seller for the construction of all off lot infrastructure required by the City to allow development of the individual lots. Said estimates shall be mutually acceptable to both the Buyer and Seller on or before March 25, 2002.

24(j). LAND USE APPROVALS. This Contract is Conditional upon Seller obtaining approvals on or before March 25, 2002, at Seller's expense, from the City of Castle Rock, Colorado ("City"), for Final Plat for the Property and a recorded Final Plat with a recorded Subdivision Improvement Agreement, and Buyer obtaining City Site Plan approval, building permits for Lot 1, construction permits for infrastructure, and other required approvals at Buyer's expense all in forms and pursuant to terms acceptable to Buyer in its sole discretion or this contract shall be null and void solely at the discretion of the Buyer and all Earnest Money shall be returned to Buyer. If the aforementioned land use approvals have not been obtained, then Buyer, at Buyer's option, may extend the aforementioned March 25, 2002 date and the Closing Date by 30 days to obtain all required approvals and permits.

24(k). ASPEN BIO. This contract is conditional upon Buyer entering into a build-to-suit agreement, with required loans approved, with Aspen Rio, Inc., Roger Hurst, or related entities, on or before March 25, 2002, to build a light manufacturing/office/warehouse facility on the Property. This Contract shall be null and void solely at the discretion of the Buyer and all earnest money shall be returned in the event said contract is not entered into and all loans approved by March 25, 2002.

24(l). DELIVERY OF MATERIALS TO BUYER. Within ten (10) business days after the mutual execution and delivery of this Contract, Seller shall provide to Buyer, at no expense to Buyer, any and all engineering studies, warranties, guaranties, contracts affecting the Property, licenses and permits respecting the Property, any environmental property assessments including documents regarding the Prebble's Meadow Jumping Mouse, zoning information, construction drawings, surveys, plats, preliminary drawings, Development Plans, documents submitted or to be submitted to The City of Castle Rock Planning Department, or any quasi-governmental agency having jurisdiction over the Property, Declaration of Protective Covenants, and all other materials and documents concerning the Property owned by Seller or in Seller's possession.

24(m). CONTRACT IS ASSIGNABLE. This Contract may be assigned to any legal entity controlled by the Buyer, Don Weaver, Aspen Bio, or Roger Hurst.

Buyer:

Urban Group; LLC, and/or assigns


By:                                                 Date:
   --------------------------------------------          ----------------------
   Don Weaver, President

Seller:


By:                                                 Date:
   --------------------------------------------          ----------------------
   Robert L. Hier


By:                                                 Date:
   --------------------------------------------          ----------------------
   H. R. Gannon

U.S. 50,000.00

                                  EARNEST MONEY
                                 Promissory Note

Castle Rock, Colorado                                           Date January 22,
2002


         FOR VALUE RECEIVED,

         Urban Group, LLC, a Colorado limited liability company


7437 Village Square Drive           Castle Rock     CO                    80104

jointly and severally, promise to pay to the order of Land Title Guarantee Company (Castle Rock Office)


the sum of Fifty Thousand and no/100 Dollars,

with interest at 12.0 per cent per annum from March 26, 2002 until paid.

Both principal and interest are payable In US. dollars on or before March 25. 2002, payable at Title Guarantee Company (Castle Rock Office)

or such other address as note holder may designate. Presentment, notice of dishonor, and protest are hereby waived. If this note is not paid when due, I/we agree to pay all reasonable cost of collection, including attorney's fees.



         Urban Group, a Colorado limited liability company

BUYER                                                   Date:
     -------------------------------------------------        -----------------
     By: Don Weaver, President


This note is given as earnest money for the contract on the following property:
To be platted as Lots 113, Brookside Business Center Filing #5, City of Castle Rock, Douglas County, State of Colorado